     WAIVER NO. 3 dated as of July 1, 2004, (this "Waiver") to the FIVE-YEAR CREDIT AGREEMENT dated as of October 28, 1999, as amended through the date hereof (as it may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CROMPTON CORPORATION (formerly known as CK Witco Corporation) (the "Company"); the Eligible Subsidiaries referred to therein; the BANKS referred to therein; JPMORGAN CHASE BANK, as Syndication Agent; CITICORP USA, INC. (as successor to Citibank, N.A. in its capacity as Administrative Agent), as Administrative Agent; and BANK OF AMERICA, N.A. and DEUTSCHE BANK SECURITIES INC. (formerly known as DEUTSCHE BANC ALEX. BROWN INC.), as Co-Documentation Agents.

               WHEREAS, the Company, the Eligible Subsidiaries, the Banks, the Co-Documentation Agents, the Syndication Agent and the Administrative Agent are parties to the Credit Agreement;

               WHEREAS, pursuant to the Credit Agreement, the Banks have made and agreed to make certain loans to the Borrowers; and

               WHEREAS, the Company has requested, and the Banks whose signatures appear below, constituting the Required Banks, have agreed that certain provisions of the Credit Agreement be waived in the manner and subject to the conditions set forth herein;

               NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

               SECTION 1. Defined Terms.  Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

               SECTION 2. Waiver. The Required Banks hereby waive the provisions of Sections 5.07(a) and (b) of the Credit Agreement through the period ending August 31, 2004; provided that each of the foregoing waivers shall automatically terminate and be of no further force or effect (with the same effect as if it had not been granted), in each case, if (i) the Leverage Ratio at any time shall be greater than 4.5 to 1.00 or (ii) the Interest Coverage Ratio for the four-fiscal quarter period ending on June 30, 2004 shall be less than 2.25 to 1.00; provided further that so long as either waiver remains in effect, the aggregate amount of Borrowings and Letters of Credit under the Credit Agreement shall not exceed $250,000,000.

               SECTION 3. Representations and Warranties.  To induce the other parties hereto to enter into this Waiver, the Company hereby represents and warrants that:

      The representations and warranties set forth in Article 4 of the Credit Agreement are true and correct on and as of the date hereof, except (i) to the extent such representations and warranties specifically relate to an earlier date and (ii) with respect to Section 4.04(b) of the Credit Agreement, as to any matter which has heretofore been disclosed in writing by the Company to the Banks;
      After giving effect to this Waiver, no Default or Event of Default has occurred and is continuing;
      This Waiver shall, when duly executed and delivered by the Company and upon satisfaction of the conditions to effectiveness of this Waiver set forth in Section 4 below, constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

               SECTION 4. Conditions to Effectiveness.  This Waiver shall become effective on the date on which each of the following conditions has been satisfied:

    The Administrative Agent shall have received counterparts of this Waiver that, when taken together, bear the signatures of the Company and the Required Banks.
    The Company shall have paid all fees and expenses (including, to the extent invoiced, all fees, charges and disbursements of counsel) required to be reimbursed or paid by the Company under the Credit Agreement.

               SECTION 5. Effect of Waiver.  Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

               SECTION 6. Counterparts.  This Waiver may be executed by one or more parties to this Waiver in any number of separate counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

               SECTION 7. APPLICABLE LAW.  THIS WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

               SECTION8. Headings.  Section headings used herein are for convenience of reference only, are not part of, and are not to be taken into consideration in interpreting, this Waiver.

               SECTION 9. Expenses.  The Company shall reimburse the Administrative Agent and the Collateral Agent for their reasonable out-of-pocket expenses in connection with this Waiver, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

               IN WITNESS WHEREOF, the Company, the Administrative Agent and the undersigned Banks have caused this Waiver to be duly executed by their duly authorized officers, all as of the date first above written.

CROMPTON CORPORATION,

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Each of the Subsidiary Guarantors hereby acknowledges receipt of, and consents to the terms of, this Waiver.

UNIROYAL CHEMICAL COMPANY, INC. (D/B/A

CROMPTON MANUFACTURING COMPANY, INC.),

By

Name:
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By

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CROMPTON INTERNATIONAL CORPORATION,

By

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By

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CITICORP USA, INC., individually, as Administrative Agent and as Collateral Agent,

By

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Signature Page to the Crompton corporation WAIVER dated as of JuLy 1, 2004 to the FIVE-YEAR Credit Agreement dated as of October 28, 1999, as amended through the date hereof

Name of Institution: _____________________________

By

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